Property and Equipment, Net	12 Months Ended
Feb. 29, 2024
Property, Plant and Equipment [Abstract]
Property and Equipment, Net

5. PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consisted of the followings:

	As of
	February 28, 2023	February 29, 2024
	RMB	RMB	USD
Leasehold improvement	7,334	5,501	765
Motor vehicles	3,007	2,772	385
Electronic equipment	3,503	3,275	455
Office equipment & furniture	1,760	1,355	188
Construction in progress	7,899	63,859	8,872
Total	23,503	76,762	10,665
Less: accumulated depreciation	9,524	10,693	1,486
Property and equipment, net	13,979	66,069	9,179

The construction in progress as of February 28, 2023 and February 29, 2024, are mainly the study camps construction in Wuyuan, Jiangxi. As of February 29, 2024, the Group entered into a number of agreements, at total cost of approximately RMB130,718 for the development of study camps in Wuyuan, covering approximately 45,535.3 square meters of construction area. As of February 29, 2024, RMB65,822 (US$9,145) had been paid for the construction. The Group expect to complete the construction in July 2024.

For the years ended February 28, 2022, 2023 and February 29, 2024, depreciation expenses were RMB8,458, RMB2,802 and RMB3,735 (US$519), respectively.

The Group recorded impairment loss for property and equipment of RMB7,871, nil and RMB3,674 (US$510) for the years ended February 28, 2022, 2023 and February 29, 2024, respectively. The impairment loss for the year ended February 28, 2022 arose as a result of the changes in the regulatory environment and the Business Restructuring. The impairment loss for the year ended February 29, 2024 arose as a result of the plan to cease the operation of several study camps.